UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 21, 2003

TECHNICAL OLYMPIC USA, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-23677	76-0460831

(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

4000 Hollywood Blvd., Suite 500 N Hollywood, Florida	33021

(Address of principal executive offices)	(Zip code)

(954) 364-4000
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits

99.1	Press release to release results for three months ended March 31, 2003 and to announce conference call

Item 9. Regulation FD Disclosure

     The following information is furnished pursuant to Item 12, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended. The furnishing of this information is not inteded to, and does not, constitute a representation that the furnishing of this information is required by Regulation FD.

     On May 21, 2003, the Registrant issued a press release (the “Press Release”) providing detailed information regarding its financial results for the first quarter ended March 31, 2003. A copy of the Press Release is attached as Exhibit 99.1. The Press Release is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

May 21, 2003	TECHNICAL OLYMPIC USA, INC.

/s/ RANDY L. KOTLER

Randy L. Kotler Vice President — Chief Accounting Officer

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